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                          SIMPSON THACHER & BARTLETT

                                           July 11, 1996

227 Franklin Street, Suite 300
Bar Technologies Inc.
Johnstown, PA 15901

Dear Sirs:

     We hereby consent to the reference to our firm under the caption 'Certain Federal Income Tax Considerations' in the Prospectus included in your Registration Statement on Form S-4 (File No. 333-4254).

                                       Very truly yours,

                                       /s/ Simpson Thacher & Bartlett

                                       SIMPSON THACHER & BARTLETT